Flux Power Holdings, Inc.

Advanced Lithium-ion Battery Technology



ROTH Conference
March 17-19 2019
OTC: FLUX


FLUX POWER

Safe Harbor Language

Forward Looking Statements:

This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements as to the Company's future results of operations and financial position, planned products and services, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "aims," "predicts," "potential," "seeks," attempts," "poised" or "continues" or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Also, these forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. The Company assumes no obligation to update any forward-looking statements after the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company.

Who is Flux Power?

- **Manufacturer of lithium battery packs to replace legacy lead acid power**
  - Founded in 2009 and initially focused on electric automobiles
  - Pivoted to industrial equipment in 2013
  - Experienced team from Ford Motor, PACCAR, DHL, Visa, Pilkington Aerospace, Alstom and numerous startups

- **First mover in North America, leading industry migration to lithium**
  - Only lithium provider with UL Listing for multiple OEM equipment manufacturers


FLUX

Why Flux?

- **Dawn of lithium-ion battery use in industrial equipment is finally here**
- Significant performance, cost, safety and environmental advantages over lead-acid
- First mover in inevitable shift from lead-acid to lithium-ion batteries
- **Demand is accelerating in a $10B market opportunity**



Revenue Growth
Millions
9
8
7
6
5
4
3
2
1
0
$0.6
$0.9
$4.1
$8.5
FY '16
FY '17
FY '18
FY '19 E
Actual
Estimate
* ending 6/30/19

Our Industry Leading Products

- **Class 3 Walkie LiFT Pack introduced in 2014**
  - Only pack tested & approved by major OEM' s: Toyota, Raymond, and Crown Equipment
  - UL Approval 2016: only UL Listed pack in the forklift industry for multiple forklift brands

more recently…..

Equipment	Product Launched
Class 1 'counter balance'	Q4 '18
Class 2 'narrow aisle'	Q4 '18
Class 3 'end rider'	Q1 '19
Airport GSE	* Q2 & Q3 '18



** First shipments*

Flux Power Roadmap: Modular and Scalable

	Equipment	Size
	Class 3 Walkie Pallet Jack	High volume workhorse
	Class 1 Counter Balance	10X energy of Walkie
	Class 3 End Rider	Market volume similar to Walkies 4X energy of Walkie
	Class 2 Narrow Aisle	Narrow Aisle, High Growth 10X energy of Walkie
	Airport GSE	Modular design similar to Class 1 14 x energy of Walkie

Flux Packs: Cells and Patented Electronics

- Battery for Class 3 forklifts --- “walkie” pallet jacks ---
- Flux modular design based on this “Walkie” pallet pack
- Software and firmware located in BCM and BMSM





Cable Storage Box
- Communication Port
- Circuit Breaker
- Power Inlet
Main Power Relay and Main Fuse
State of Charge Gauge (SOC)
Battery Management System Modules (BMSM)
Battery Control Module (BCM)
High Efficiency Internal Charger
Lithium-ion Cells
Weight Tray

Why Lithium-Ion Lift Packs?

- Flux LiFT Packs eliminate forklift operator **Pain Points**



Performance
Charging
Maintenance
Total Cost
Environmental Compliance
Electricity Consumption

Lead Acid Batteries	Flux Lithium-Ion "LiFT Packs"
Power & Runtime Limitations	Run Longer Shifts
Less Efficient Energy Storage	30-50% Electricity Savings
Class 1&2: One battery per shift	Supports multiple shifts; ie fewer batteries
1-2 Year Lifespan (Walkies)	5 Year Warranty (walkies)

Modular Designs For Full Product Line

Launch 2014	Launch 2018 and Fits over 25 Models	
1-Tier Pack (Class 3 Walkie)	**2-Tier Blade (GSE/Class1)**	**3-Tier Pack (Class 2/Class 3)**











$10 Billion Addressable Market for Forklift Batteries

- Flux poised to serve entire electric forklift market
  - $10B total market opportunity*
  - Lithium penetration now under 1%

- Plenty of room for multiple market share "winners"

Forklift Type	Market Size (Units)	Average Retail Price	Market Opportunity
Class 3 Walkie	175,000	$4,500	$0.79B
Class 3 End Rider	150,000	$11,000	$1.65B
Class 2 Narrow Aisle	165,000	$21,500	$3.55B
Class 1 Sit-on	175,000	$22,500	$3.95B
Total			$9.94B

** Excludes Airport Ground Support Equipment and Other Opportunities*

Testimonials

FLUX POWER

"Overall, we love our LiFT Packs and won't go back to the old lead-acid days."

*"We tested the runtime because we were curious – and **got 4 days of use without needing to charge the pallet jack**, this gives me a comfort level."*

" The Flux end rider pack at our exhibit at the Pepsi Show was a huge success. How aggressively can you move forward in filling our needs for the future? "

"Our customers rave about the reliability and absence of maintenance. "

Flux Has Built Strong Competitive Position

FLUX POWER

- Proprietary engineering, design and battery management system
- Strong OEM, Distributor & Customer channels/relationships
- Industry leading unit shipments in our initial “walkie” product line

Technical Approvals

UL LISTED

CERTIFIED ISO 9001:2015 COMPANY

CROWN lift trucks

RAYMOND Above. And beyond.™

UN38.3 PASSED Transport Safety Certified

TOYOTA MATERIAL HANDLING U.S.A.

Market Segments Eager for Efficiencies



Consumer
Distribution
Beverages
Airport Logistics
Hospitality
Industrial
Food
Grocery
AutoZone
TESLA
SWISHER SWEETS
ARCTIC GLACIER
MARTINBROWER
McDonald's
NALCO
An Ecolab Company
20 YEARS OF EXCELLENCE
pepsi
Budweiser
swissport
DELTA
MGM RESORTS INTERNATIONAL
TREASURE ISLAND
Las Vegas
SpartanNash
Dean FOODS
MARKET BASKET
"MORE FOR YOUR DOLLAR"
unfi
united natural foods
EST. 1964
LOWE'S
Mondelēz International
KRAFT
MONTEREY MUSHROOMS
Amy's kitchen
CAT



Business Drivers

Demand

- Stable but Lower Margin Industries Seek Efficiency and Lower Costs
- Deployment dialogues with 10+ major customers
- Advanced Discussions to Offer Flux Class 3 'Walkie' as OEM option
- Large customers with diverse forklift fleets want one solution provider

Supply-side

- Assembly capacity for $30M Packs per Month; new facility up to $100M
- Completed "large pack" assembly line development for GSE and Class 1 and "medium pack" assembly line for End Riders and Class 2

Gross Margin Plan

Initiatives to achieve +30% gross margins

- Next-Gen Battery Management System (BMS)
- Cell Sourcing Improvements
- Design Cost Reductions
- Volume & sourcing efficiencies
- Assembly efficiencies and utilization
- Unit Pricing from new features

Leadership Team



Ron Dutt: CEO, Director

Leadership at DHL, Ford Motor Company, Visa, Directed Electronics and SOLA Int'l. Led companies from early stage to >$1B rev.



Jon Berry: COO

Senior roles at Alstom Transport, PACCAR UK, Clean Air Power and Pilkington Aerospace.

- Certified first tilting train for passenger operation in UK.

- Supplied Alt fuel components direct to Volvo trucks Sweden assembly line.



Paulus Geantil: CTO

Expert in embedded systems, electrical design, robotics, & system integration and has patents across various technologies.



Tod Kilgore: Director of Sales

Led sales organization at Samina Corporation, Accurate Solutions, Amistar Manufacturing and Marshall Industries.



Chris Anthony: Chairman and Co-Founder

Former COO of EV pioneer, Aptera Motors and Epic Boats.



Chuck Scheiwe: CFO

Led accounting and financial planning operations of diverse companies, Senstay Reptron & Teletrac and GreatCall, from startup stage to high growth.



Steve Fambro: Director of Projects

Executive success with high growth startups in Biotech, Automotive and VLSi Agriculture.



Tim Vaughan: Engineering

Experienced automation and process improvement. Engineer, including medical and aerospace industries with John Deere & Veridiam.

Flux Financial Snapshot (OTCQB: FLUX)

Closing Price (3/6/2019)	$1.35
52 Week Range	$0.41 – $3.35
Shares Out	50.9M
Market Cap	$69M
Borrowing on Inventory Lines of Credit *	$2.4M
FY 2018 Revenue	$4.1M
FY 2019 Revenue estimate (significant upside potential)	$8.5M

** Short term notes.*

Flux is Leader in $10B Lithium Storage Transition

FLUX POWER

LiFT Pack Commercialization is Here

- Engaged with major customers representing over $150M Class 3 opportunity
- Ramping production & sales of full product line – FY'18 revenue grew 300% to $4M
- FY'19 revenue expected to grow over 100% to $8.5M

Compelling Value Proposition

- Frustration with performance and cost of lead acid batteries now has a solution
- Flux offers lower total cost of ownership via better performance, longer life, greater energy efficiency and no maintenance

Attractive Valuation Relative to Growth Rate/ Potential

- +100% revenue growth expected in each of the next two years
- $72M EV vs. FY'20 estimated revenues >$20M

Leadership and Validation

- UL Listing & OEM approvals validate performance and safety
- Select Fortune 500 co's are early adopters

Thank you!


MODULAR SYSTEMS

LiFT Pack Production – Vista, CA Headquarters

Investor Contact:
Chris Eddy
212 924 9800
flux@catalyst-ir.com

Appendix I

LITHIUM ECOSYSTEM



Lighter & Energy Dense →
Specific Energy
300
250
200
150
100
50
250
300
350
400
450
500
550
Thermal Runaway (Temperature)
Tesla
LiNiCoAlO2
LiCoO2
Samsung
Boeing
LiNiMnCoO2
Flux Power
LiMn2O4
LiFePO4

← More Volatile More Stable/Safe→